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                           EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT made this 8th day of June, 1999, between JORE CORPORATION, a Montana corporation (the "Company"), and MATTHEW B. JORE ("Employee").

     1.   EMPLOYMENT.  Beginning on the Effective Date (as defined in Section
7), the Company will employ Employee, and Employee will accept employment by the Company, as Chief Executive Officer.

     2. DUTIES. Employee's primary duties will consist of those as may be determined by the Board of Directors.

     3. TIME OBLIGATIONS; OTHER EMPLOYMENT. Employee will devote the time and efforts to the Company's business as is consistent with the position of Chief Executive Officer.

     4. TERM OF EMPLOYMENT. Employee will be employed by the Company until the date which is five (5) years from the Effective Date hereof.

     5. COMPENSATION. For all services rendered by Employee under this Agreement, the Company will pay Employee as follows from the Effective Date hereof.

          5.1 BASE SALARY. A base salary of Two Hundred Fifty Thousand Dollars ($250,000).

          5.2 BENEFITS. Employee shall be entitled to all fringe benefits offered generally to the Company's senior managers and any other benefit plans established by the Company, subject to the rules and regulations in effect regarding participation in such benefit plans. In addition, Employee shall be entitled to disability insurance coverage at his election, to various club memberships to be paid for by the Company, and the provision of a company paid automobile, together with all automobile expenses.

     6.   NONCOMPETITION AND CONFIDENTIALITY.

          6.1 During the term of Employee's employment with the Company and for a period of one year thereafter, Employee will not, directly or indirectly, be employed by, own, manage, operate, join, control, or participate in the ownership, management, operation or control of or be connected in any manner with the business of manufacturing or distributing of tool accessories, or any other product lines which the Company includes in its markets during the course of Employee's employment hereunder. Employee will be deemed to be connected with a business if such business is carried on by a partnership in which he is a general or limited partner, consultant or employee, or a corporation or association of which he is a shareholder,

EMPLOYMENT AGREEMENT                                                   PAGE 1
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officer, director, employee, member, consultant or agent; provided, that nothing herein shall prevent the purchase of ownership by Employee of shares of less than 1% of the outstanding shares in a publicly or privately held company.

          6.2 Commencing as of the date of this Agreement and continuing until one year after the termination of Employee's employment with the Company, Employee shall not solicit the employment of personnel employed by the Company or by any direct or indirect parent or subsidiary of the Company during the period of Employee's employment by the Company.

          6.3 Employee agrees that, commencing as of the date of this Agreement and thereafter, he will not, except to the Company, its subsidiaries, and affiliates, or as required under Securities laws, communicate or divulge to any person, firm or corporation, either directly or indirectly, any confidential or proprietary information relating to the business, customers and suppliers or other affairs of the Company, its parents, subsidiaries, and their affiliates. Without limiting the foregoing, all information concerning procedures and strategy of the Company, its subsidiaries and parents shall be deemed confidential and proprietary information.

     7.   TERM AND TERMINATION.

          7.1 This Agreement is effective on June 1, 1999 (the "Effective Date"). Unless otherwise terminated as provided in this Section 7, the term of Employee's employment shall expire five (5) years from the Effective Date hereof.

          7.2  This Agreement shall be terminated upon the following:

               (a) Death of Employee.

     8. NOTICE. All notices and requests in connection with this Agreement shall be in writing and may be given by personal delivery, registered or certified mail, return receipt requested, telegram, or any other customary means of communications addressed as follows:

     Employee:                Matthew B. Jore
                              Jore Corporation
                              45000 Highway 93 South
                              Ronan, MT 59864

     Company:                 Jore Corporation
                              45000 Highway 93 South
                              Ronan, MT 59864

EMPLOYMENT AGREEMENT                                                   PAGE 2
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or to such other address as the party to receive the notice or request shall designate by written notice to the other. The effective date of any notice or request shall be 5 days from the date which it is sent by registered or certified mail, or when delivered to a telegraph company, properly addressed as above with charges prepaid, or when personally delivered.

     9.   ASSIGNMENT.

          9.1 Except as provided in Section 9.2 hereof, the rights of either party shall not be assigned or transferred either voluntarily or by operation of law without the other party's consent, nor shall the duties of either party be delegated in whole or in part either voluntarily or by operation of law without the other party's consent. Any unauthorized assignment, transfer or delegation shall be of no force or effect.

          9.2 Notwithstanding Section 9.1 hereof, the Company may assign or delegate all or any part of its rights or obligations under this Agreement to a direct or indirect subsidiary or parent or by merger, consolidation, sale or transfer of all or substantially all of the Company's assets, provided any resulting assignee or transferee succeeds to the obligations of the Company hereunder, and provided that at least eighty percent (80%) of the ultimate ownership of such assignee or transferee immediately after such transfer or assignment is held or owned, directly or indirectly, by the same parties owning or holding immediately prior to the transfer or assignment. All references to the Company shall include any permitted assignee or successor to the Company.

     10. PRIOR OBLIGATIONS. Employee represents and warrants to the Company that he may enter into this Agreement and perform his obligations hereunder without violating any contractual commitment to any other person, and covenants that in the performance of his duties under this Agreement he will not use or divulge any information to any person he is lawfully required to maintain in confidence.

     11. PREPARATION OF AGREEMENT. Employee acknowledges that this Agreement was prepared by attorneys representing the Company. This Agreement will have tax consequences to Employee. Employee has been advised to consult with an attorney and tax advisor of his choice before entering into this Agreement and he has done so. Employee acknowledges that he has not relied upon any legal or tax advice of the Company's attorneys in connection with this Agreement.

     12.  MISCELLANEOUS.

          12.1 WAIVER. No waiver of any of the provisions of this Agreement shall be valid unless in writing, signed by the party against whom such waiver is sought to be enforced, nor shall failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

EMPLOYMENT AGREEMENT                                                   PAGE 3
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          12.2  AMENDMENTS.  All amendments to this Agreement shall be made in writing, signed by the parties, and no oral amendment shall be binding on the parties.

          12.3 INTEGRATION. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes and cancels all other prior agreements and understandings of the parties in connection with such subject matter.

          12.4 SEVERABILITY. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions hereof unenforceable or invalid. If any one or more of the provisions of this Agreement shall for any reason be excessively broad as to duration, scope, activity or subject, it shall be construed by reducing such provision, so as to be enforceable to the extent compatible with applicable law.

          12.5 HEADINGS. The headings or titles of this Agreement are for the purpose of reference only and shall not in any way affect the interpretation or construction of this Agreement.

          12.6 GOVERNING LAW. This Agreement will be governed by the laws of the State of Montana applicable to agreements between Montana residents to be performed within the state of Montana.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


          COMPANY

          JORE CORPORATION

          By:   /s/ [ILLEGIBLE]
                -----------------------------

          Its:  Executive Vice President


          EMPLOYEE

                /s/ Matthew B. Jore
                -----------------------------
                MATTHEW B. JORE




EMPLOYMENT AGREEMENT                                                   PAGE 4